SILICON VALLEY BANK

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

BORROWER:      KOFAX IMAGE PRODUCTS, INC.
ADDRESS:       3 JENNER STREET
               IRVINE, CALIFORNIA 92718

DATE:          JANUARY 6, 1998

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower"). The Parties agree to amend the Loan and Security Agreement between them, dated February 28, 1992, as amended by that certain Amendment to Loan Agreement dated March 9, 1993, as amended by that certain Amendment to Loan Agreement dated October 10, 1994, as amended by that certain Amendment to Loan Agreement dated October 5, 1995, as amended by that certain Amendment to Loan Agreement dated January 20, 1996, as amended by that certain Amendment to Loan Agreement dated October 31, 1996, and as amended by that Amendment to Loan and Security Agreement dated September 18, 1997, (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective on the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. AMENDED MATURITY DATE. Section 5.1 of The Maturity Date as set forth in the Schedule to Loan Agreement is amended effective as of the date hereof, to read as set forth on the Amended Schedule to Loan and Security Agreement attached hereto.

     "MATURITY DATE (Section 5.1): JANUARY 5, 1999, other than with respect to the Term Loan Facility. The Term Loan
                                   Facility shall be due and payable in
                                   accordance with the provisions set forth in
                                   Section 1.1 above."

     2.   AMENDED FINANCIAL COVENANTS. The section of the Schedule to Loan
                                   Agreement entitled "Financial Covenants" is amended to read as follows:

     "FINANCIAL COVENANTS
      (Section 4.1):         Borrower shall comply with all of the following
                             covenants. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

     TANGIBLE NET WORTH:     Borrower shall maintain a tangible net worth of
                             not less than $25,000,000.

SILICON VALLEY BANK                     AMENDMENT TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

PROFITABILITY:           Borrower shall not incur a loss (after taxes) for any
                         fiscal quarter.

DEFINITIONS:             "Tangible net worth" means the excesses of total assets
                         over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

SUBORDINATED DEBT:       "Liabilities" for purposes of the foregoing covenants
                         do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

     3. FACILITY FEE. The borrower shall pay Silicon concurrently herewith a facility fee in the amount of $5,000, which shall be in addition to all interest and all other fees payable to Silicon and shall be non-refundable.

     4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

     5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                     SILICON:

KOFAX IMAGE PRODUCTS, INC.                    SILICON VALLEY BANK


By       [SIG]                                By       [SIG]
  ----------------------------                   ------------------------
   PRESIDENT OR VICE PRESIDENT                Title      VP
                                                   -----------------
By       [SIG]
  -----------------------------
   SECRETARY OR ASS'T SECRETARY


                                      -2-